FINANCIAL SUPPLEMENT NYSE: CIM 4th Quarter 2017

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency Portfolio Total Portfolio Gross Asset Yield: 7.2% 3.0% 6.3% Financing Cost(3): 3.9% 2.0% 3.6% Net Interest Spread: 3.3% 1.0% 2.7% Net Interest Margin: 3.7% 1.4% 3.2% All data as of December 31, 2017 (1) Financing excludes unsettled trades. (2) Reflects fourth quarter 2017 average assets, yields, and spreads. (3) Includes the interest incurred on interest rate swaps. Net Investment Analysis(2) 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $3.0 $0.7 $4.0 $3.2 $9.6 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency Portfolio Total Assets: 4.4 billion(1) Residential Mortgage Credit Portfolio Total Assets: 16.5 billion(1) 82% of Chimera's equity capital is allocated to mortgage credit

Information is unaudited, estimated and subject to change. 3 December 31, 2017 September 30, 2017 Total Portfolio: $20.9 billion Non-Agency MBS Agency MBS Loan Portfolio 14% 21% 65% 14% 21% 65% GAAP ASSET ALLOCATION(1) (1) Based on fair value. Chimera added $704 million in Q4 and $6.5 billion in residential mortgage loans in 2017 20% 26% 54% December 31, 2016 Total Portfolio: $20.8 billion Total Portfolio: $16.3 billion

Information is unaudited, estimated and subject to change. 4 December 31, 2017 September 30, 2017 Total Financing: $16.8 Billion Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 19% 24% 57% 19% 22%60% GAAP FINANCING SOURCES (1) Based on fair value. Total Leverage(1): 4.6:1 Recourse Leverage(1): 2.0:1 24% 20% 57% December 31, 2016 Total Financing: $16.6 billion Total Financing: $12.9 billion

CONSOLIDATED LOAN SECURITIZATIONS

($ in thousands)		At Issuance / Acquisition			December 31, 2017		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2017	CMLTI 2017-RP2	$421,329	$42,133	379,196	$416,724	$41,672	$375,052
2017	CIM 2017-8[(1)]	1,148,050	688,829	459,221	1,124,841	665,780	459,061
2017	CIM 2017-7	512,446	301,062	211,384	498,321	287,157	211,164
2017	CIM 2017-6	782,725	626,179	156,546	749,073	591,693	157,380
2017	CIM 2017-5	377,034	75,407	301,627	355,064	53,483	301,581
2017	CIM 2017-4	830,510	710,003	120,507	697,811	581,020	116,791
2017	CIM 2017-3	2,434,640	2,113,267	321,373	2,153,615	1,831,401	322,214
2017	CIM 2017-2	331,440	248,580	82,860	299,602	216,450	83,152
2017	CIM 2017-1	526,267	368,387	157,880	464,521	306,972	157,549
2016	CIM 2016-FRE1	185,811	115,165	70,646	163,616	92,458	71,158
2016	CIM 2016-4[(1)]	601,733	493,420	108,313	508,747	397,734	111,013
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,376,361	1,111,473	264,888
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,389,090	1,120,363	268,727
2016	CIM 2016-1	1,499,341	1,266,898	232,443	1,172,112	943,854	228,258
2015	CIM 2015-4AG[(1)]	750,647	425,000	325,647	522,072	333,834	188,238
2015	CIM 2015-3AG[(1)]	698,812	520,935	177,877	460,729	304,303	156,426
2015	CIM 2015-2AG[(1)]	330,293	276,998	53,295	209,751	162,604	47,147
2015	CIM 2015-1EC	268,731	214,985	53,746	199,099	142,831	56,268
2012	CSMC 2012-CIM1	741,939	707,810	34,129	56,711	27,906	28,805
2012	CSMC 2012-CIM2	425,091	404,261	20,830	47,973	29,616	18,357
2012	CSMC 2012-CIM3	329,886	305,804	24,082	118,624	99,702	18,922
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	44,959	32,710	12,249
	TOTAL	**$17,324,696**	**$13,425,761**	**$3,898,935**	**$13,029,416**	**$9,375,016**	**$3,654,400**

(1) Contains collateral from Springleaf deals acquired in 2014.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 6 ($ in thousands) At Issuance / Acquisition December 31, 2017 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2014 CSMC 2014-4R(1) 367,271 — 367,271 210,789 — 210,789 2010 CSMC 2010-1R 1,730,581 691,630 1,038,951 504,330 3,669 500,661 2010 CSMC 2010-11R 566,571 338,809 227,762 207,428 — 207,428 2009 CSMC 2009-12R 1,730,698 915,566 815,132 476,131 87,478 388,653 2009 JPMRR 2009-7 1,522,474 856,935 665,539 435,208 108,077 327,131 2009 JMAC 2009-R2 281,863 192,500 89,363 75,301 19,949 55,352 TOTAL 6,199,458 2,995,440 3,204,018 1,909,187 219,173 1,690,014 % of origination remaining 31% 7% 53% CONSOLIDATED RMBS SECURITIZATIONS ▪ Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment ▪ Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future (1) Contains collateral from CSMC 2010-12R Trust.

AGENCY & REPO SUMMARY

Agency Securities – As of December 31, 2017

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$850,775	102.9	9.9
	4.00%	1,207,687	104.9	13.4
	4.50%	168,666	106.8	14.0
Commercial	3.6%	1,894,594	102.3	—
Agency IO	0.7%	N/M[2]	3.5	3.1
Total		$4,121,722		

Agency Securities – As of September 30, 2017

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$878,766	103.3	10.3
	4.00%	1,261,567	105.5	10.8
	4.50%	176,505	107.7	15.7
Commercial	3.6%	1,774,802	102.1	—
Agency IO	0.7%	N/M(2)	3.6	9.8
Total		$4,091,640		

Repo Days to Maturity – As of December 31, 2017

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$2,124,925	1.44%	
30 to 59 days	647,889.511	1.48%	
60 to 89 days	429,241	1.63%	
Total	$3,202,056	1.47%	28 Days

Repo Days to Maturity – As of September 30, 2017

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$2,433,157	1.40%	
30 to 59 days	473,727	1.38%	
60 to 89 days	189,350	1.37%	
Total	$3,096,234	1.39%	21 Days

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Notional Agency IO was $3.0 billion and $3.2 billion as of December 31, 2017 and September 30, 2017 respectively.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 8 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,610,532 $ 4,491,913 $ 4,364,828 $ 4,229,318 $ 4,089,486 Percentage Change 5.6% 2.9% - (3.1)% (6.3)% Swap Market Value (160,638) (77,945) - 75,607 150,428 Percentage Change (3.7)% (1.8)% - 1.7% 3.4 % Futures Market Value (34,928) (17,228) - 16,767 33,098 Percentage Change (0.8)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 50,138 $ 31,912 - $ (43,136) $ (91,816) Percentage Change in Portfolio Value(1) 1.1% 0.7% - (1.0)% (2.1)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 37% 31% 32% 1% INTEREST RATE SENSITIVITY Chimera added to its Agency Commercial and hedge portfolios during the quarter Total Notional Balance - Derivative Instruments December 31, 2017 September 30, 2017 Interest Rate Swaps 3,816,400 3,373,400 Swaptions 391,000 482,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates.

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